SCUDDER
                                                                   INVESTMENTS



      Scudder Floating Rate Fund
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                                      Classes A, B and C
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                                   |
                                   |  Annual Report
                                   |  August 31, 2001







      For investors seeking as high a level of current income as is consistent with the preservation of capital.

Contents
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   3    Economic Overview

   5    Performance Summary

   8    Portfolio Management Review

  14    Portfolio Summary

  15    Investment Portfolio

  21    Financial Statements

  26    Financial Highlights

  29    Notes to Financial Statements

  38    Report of Independent Auditors

  39    Tax Information

  39    Dividend Reinvestment Program

  40    Shareholder Meeting Results

  42    Officers and Trustees

  43    Investment Products and Services

  45    Account Management Resources


Scudder Floating Rate Fund                       Nasdaq Symbol     CUSIP Number
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Class A                                              XKFAX          811-14M104
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Class B                                              XKFBX          811-14M203
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Class C                                              XKFCX          811-14M302
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Zurich Scudder Investments, Inc., is a leading global investment management firm, managing more than $345 billion in assets for individuals, corporate clients, retirement and pension plans and insurance companies.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Economic Overview
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Dear Shareholder:

Odds of a recession were abnormally high before September 11. By now, recession is a near certainty. Economic activity fell hard in the immediate aftermath of the terror, and we expect the economy to continue its decline until early next spring.

To understand why, let's start by looking at the nation's demand for cash, which was on the rise even before the attacks. Nervous people like more cash, so confidence and cash levels tend to move in opposite directions. From the end of 1999 to the end of June 2001, households added $100 billion to their cash supplies. They will now want to add more.

Jittery Americans could carry their hoarding too far, but we think it's a small risk. Consumer lending is different than it was in the late 1970s and 1980s, when banks would cut people off at the first sign of trouble. No one worries about that now because markets, not banks, supply the funds through asset-backed securities and secondary mortgage markets.

But right now, shoppers are spending less. They had too much debt and were trying to rein in their spending when the terrorist attacks sapped their confidence. Although people will still buy groceries, visit the doctor and pay their kids' tuition, we don't expect total consumption to get back to this summer's level before the end of 2002.

As their customers retrench, business executives will do the same. They already cut capital spending, and will review outlays for the coming months. Before September 11, managers had planned for growth that didn't happen. Looking at factories, spare capacity is higher than at any time since 1983. But that's just the tip of the iceberg: Many service industries are vastly oversized. And companies that over-invested have no choice but to compete on price. Lower prices will limit revenue growth, making any profit rebound tepid next year.

Poor corporate pricing power also means low inflation. Many people think the money the Fed is putting into the system is bound to be an inflation problem down the road, but we don't see it that way. Inflation is determined not only by how much money is floating around but by what people do with it. Companies have had to use money to write off bad debts rather than make new loans, and individuals have been

--------------------------------------------------------------------------------
 Economic Guideposts Data as of 8/31/01
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                                   2 years ago  1 year ago  6 months ago    Now

Inflation Rate (a)                      2.1        3.6         3.7          2.7
U.S. Unemployment Rate (b)              4.2        4.0         4.20         4.9
Federal Funds Rate (c)                  5.00       6.50        5.5          3.5
Industrial Production (d)               5.4        5.7         1.7         -3.3
Growth Rate of Personal Income (e)      4.50       7.1         6.8          5.3

--------------------------------------------------------------------------------
(a) The year-over-year percentage change in U.S. consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
    Sources: Bloomberg Business News, Zurich Scudder Investments, Inc.
--------------------------------------------------------------------------------


holding more cash. If the Fed were not creating a lot of money, this "money destruction" would cause severe problems for the economy. Even though we expect the Fed to continue to ease policy, inflation will likely be lower next year than this and lower still in the years to come.

Here's the good part: The private sector will be pulling back at the exact same time the government is stepping in with huge new outlays to help offset some of the damage.

Recessions are never welcome, but they force people and businesses to reduce the excesses built up in a boom. As despicable as the terrorist attacks were, individuals and businesses are likely to react by aggressively correcting excesses that have built up over the past several years. The corrective actions will hurt now but will brighten the medium- to long-term outlook. We believe Americans will quickly put their houses in order, and by the end of 2002, the stage should be set for another expansion.

Zurich Scudder Investments, Inc.
Economics Group

The sources, opinions and forecasts expressed are those of the economic advisors of Zurich Scudder Investments, Inc. as of October 1, 2001, and may not actually come to pass.

Performance Summary                                              August 31, 2001
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--------------------------------------------------------------------------------
 Average Annual Total Returns (Unadjusted for Sales Charge)**
--------------------------------------------------------------------------------
                                                                        Life of
                                                               1-Year   Class+++
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Scudder Floating Rate Fund -- Class B                            2.89%     4.42%
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Lehman Brothers Aggregate Bond Index+                           12.35%     8.39%
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U.S. Consumer Price Index++                                      2.72%     2.97%
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                                                                        Life of
                                                               1-Year   Class+++
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Scudder Floating Rate Fund -- Class A                            3.29%     4.50%
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Scudder Floating Rate Fund -- Class C                            2.93%     4.27%
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Lehman Brothers Aggregate Bond Index+                           12.35%     9.96%
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U.S. Consumer Price Index++                                      2.72%     2.98%
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Performance is historical and does not guarantee future results.
Sources: Lipper, Inc. and Zurich Scudder Investments, Inc.

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 Net Asset Value and Distribution Information
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                                          Class A       Class B        Class C
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Net Asset Value:
8/31/01                                 $    4.73      $    4.71     $    4.73
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8/31/00                                 $    4.94      $    4.92     $    4.94
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Distribution Information
Twelve Months:
  Income Dividends                      $    0.37      $    0.35     $    0.35
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August Income Dividend                  $   0.025      $   0.022     $   0.022
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Current Annualized Distribution Rate*       6.12%          5.56%         5.59%
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*   Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on August 31, 2001. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Distribution rates are historical and will fluctuate.

--------------------------------------------------------------------------------
 Class B Lipper Rankings** -- Loan Participation Funds Category
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                                                         Number of
                                                            Funds     Percentile
Period                                     Rank           Tracked      Ranking
--------------------------------------------------------------------------------
1-Year                                      24      of      38           62
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Rankings are historical and do not guarantee future results.

Source: Lipper, Inc.

--------------------------------------------------------------------------------
 Growth of an Assumed $10,000 Investment (Adjusted for Sales Charge)**
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:
            Scudder Floating
            Rate Fund --          LB Aggregate
            Class B (a)           Bond Index+

    5/99        10000                10000
    8/99        10131                 9833
   11/99        10300                 9983
    2/00        10477                10022
    5/00        10562                10120
    8/00        10721                10575
   11/00        10841                10888
    2/01        11006                11370
    5/01        10960                11447
    8/01        10842                11988

                        Quarterly periods ended August 31
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--------------------------------------------------------------------------------
 Comparative Results (Adjusted for Sales Charge)**
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                                                               Life of  Life of
Scudder Floating Rate Fund                            1-Year  Class+++  Class+++
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Class A (a)                Growth of $10,000          $10,329   $10,839    --
                           -----------------------------------------------------
                           Average annual
                           total return                3.29%     4.50%     --
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Class B (a)                Growth of $10,000          $10,049     --     $10,842
                           -----------------------------------------------------
                           Average annual
                           total return                0.49%      --      3.63%
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Class C (a)                Growth of $10,000          $10,293   $10,796    --
                           -----------------------------------------------------
                           Average annual
                           total return                2.93%     4.27%     --
--------------------------------------------------------------------------------
Lehman Brothers Aggregate  Growth of $10,000          $11,235   $11,902  $11,988
Bond Index+                -----------------------------------------------------
                           Average annual
                           total return                12.35%    9.96%    8.39%
--------------------------------------------------------------------------------

Performance is historical and does not guarantee future results. The growth of $10,000 is cumulative.

** If the Advisor had not waived the Fund's expenses, returns and rankings would have been lower. Lipper, Inc. rankings are based on net asset value and do not include the effect of sales charges. If sales charges had been included, results might have been less favorable. Rankings are for Class B shares; rankings by class may vary.

(a) On May 25, 1999 the Fund commenced offering Class B shares. On November 1, 1999 the Fund offered additional classes, namely A and C shares described herein. Returns for Class A shares reflect no initial sales charge. Class B share performance is adjusted for the applicable EWC, which is 3% within the first year after purchase, declining to 0% after four years. Class C shares have no adjustments for sales charges, but redemptions within one year of purchase may be subject to a EWC of 1%. The difference in expenses will affect performance.

+ The unmanaged Lehman Brothers (LB) Aggregate Bond Index is a market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities.

++ The U.S. consumer price index is a statistical measure of change, over time, in the prices of goods and services in major expenditure groups for all urban consumers.

     Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

+++ The Fund commenced operations of Class B shares on May 25, 1999. On November 1, 1999 the Fund began offering an additional two classes of shares, namely A and C shares described herein. Index comparisons begin on May 31, 1999 for Class B and October 31, 1999 for Class A and C.

The limited secondary market for senior loans means the fund may have more risk than a fund that invests in securities with a secondary market.

The fund may borrow to satisfy quarterly repurchase requirements and to manage cash flows. Collateral might not entirely satisfy the borrower's obligations in the event of nonpayment of scheduled interest or principal and, in some cases, may be difficult to liquidate on a timely basis. Additionally, a decline in the value of the collateral could cause the loan to become substantially unsecured, and circumstances could arise, such as bankruptcy of the borrower, that could cause the fund's security in the loans' collateral to be invalidated.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Portfolio Management Review
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Scudder Floating Rate Fund: A Team Approach to Investing

                     Scudder Floating Rate Fund is managed by a team of Zurich Scudder Investments, Inc. (the "Advisor") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Advisor's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Advisor believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

                     Lead Portfolio Manager Kelly D. Babson joined the Advisor in 1994 and the fund team in 2000. Ms. Babson has over 20 years of investment industry experience.

                     Kenneth Weber, portfolio manager, joined the Advisor and the fund team in 2000. Mr. Weber has over 15 years of investment industry experience.

Note: This annual report, although dated through fiscal year August 31, 2001, contains information from an interview with portfolio management on September 13, 2001. As a result, the discussion contains references to the economic impact of the September 11, 2001, attacks in New York and Washington, D.C.

                     Q: In the fiscal year ending August 31, 2001, how did the senior bank loan and bond markets behave? What impact have the events of September 11, 2001, had on the markets?

                     A: While we expect a few short-term bumps in the road as the markets recover following the September 11 attack on the World Trade Center and the Pentagon, our long-term prognosis is that stability will re-enter the market as we move into the new year. We expect to hold tight throughout the market's gyrations, and we believe our portfolio is positioned well for the long term.

                     During the fiscal year ending August 31, the senior loan market generally outperformed the stock market as stocks struggled under the weight of a slowing economy. While the S&P 500 turned in a 24.39 percent loss and the Nasdaq plunged 57.08 percent, the typical senior loan fund rose
                     2.61 percent, as measured by Lipper, Inc.

                     Although the senior loan market offered investors much more stability during the year than stocks or lower-quality bonds, the asset class did come under some pressure. Troubles in the telecommunications sector began to heat up in the fourth quarter of 2000 and boiled over into the new year. And although some stability returned to senior loans in August and early September, the remainder of 2001 will most likely be bumpier as a result of the economic uncertainty caused by the events of September 11.

                     Q: How did Scudder Floating Rate Fund perform over the last year?

                     A: In the 12-month period ending August 31, 2001, Scudder Floating Rate Fund gained 2.89 percent (Class B shares unadjusted for sales charges), which outpaced the 2.61 percent total return of the average loan participation fund as tracked by Lipper, Inc. The fund's results also surged ahead of the 0.22 percent return of the Lehman Brothers High-Yield Index, an unmanaged group of lower-quality corporate bonds that vary in maturity.

                     The fund's distribution rate fell to 5.56 percent (Class B shares) as of August 31, 2001 from 7.54 percent as of August 31, 2000. However, that rate is more than a 250-basis-point yield advantage over the 30-day Money Market Yield Index (an index of money market funds based on 30-day yields), which stood at 2.93 percent as of August 31, 2001.

                     Q: How stable was the fund's net asset value during the period?

                     A: During the period, the fund's net asset value did vary as the loan market became more volatile. As of August 31, 2001, the fund's net asset value stood at $4.71, down from $4.92 as of August 31, 2000 (NAVs for class B shares).

                     Several factors contributed to the increased volatility of the senior loan market. First, capital markets in general were much more volatile in 2001 than in years past. That volatility spread to the senior loan market as well. Additionally, mutual funds that invest in senior secured loans have moved to a mark-to-market pricing structure over the course of the last year, and that shift in pricing created more volatility in the marketplace. Previously, some funds had used fair-value pricing, a more subjective
                     way to price loans.

                     We have used mark-to-market pricing since the fund's inception. Mark-to-market pricing is a more objective way to establish the value of loans, using independent agents who monitor and record daily fluctuations in value. As such, we believe mark-to-market pricing allows us to establish a more accurate net asset value. Generally, fair-market-value pricing leads to fewer changes in the price of a security, while mark-to-market leads to greater, though typically more accurate, adjustments to an issue's price.

                     Finally, senior loans also experienced greater volatility during the fiscal year as the number of distressed securities mounted. As a result, there were times when particular issues saw their prices drop dramatically, altering price levels across broad industry categories.

                     Q: What does Scudder Floating Rate Fund's portfolio currently look like?

                     A: Over the course of the last year, the fund's cash stake fluctuated between 10 percent and 22 percent. We have also reduced our exposure to loans to telecommunication companies during 2001, particularly to wire-line telecom companies, which include firms that provide long-distance telephone and other services. Much of our remaining stake in telecommunication companies is focused on those that offer wireless services, such as cellular phone companies. We continue to have a positive long-term view on the wireless sector. Outside of telecom, we are focusing on more defensive industries, such as cable, health care and food products. We have also reduced our position in more cyclical companies, which are typically more greatly affected by an economic slowdown.

                     Q: Telecom bonds are one of the largest segments of the fund's investment universe. Why did the telecom sector experience difficulties during the fiscal year, and are these difficulties ongoing?

                     A: There are many aspects at play in the telecom market. Overbuilding of fiber-optic networks coupled with lower-than-expected demand for the services of wire-line telecom companies, in particular, has hurt returns. In addition, earnings and revenue forecasts for numerous telecom companies have been dramatically reduced as the U.S. economy has shown little sign of reviving despite numerous cuts to short-term interest rates by the Federal Reserve Board. Likewise, the number of telecom companies that have filed or plan to file for bankruptcy continues to rise as funding has dwindled and their business plans are showing cracks. Even large, well-established companies with cash on hand are having to play it closer to the vest by scaling back on capital expenditures while restructuring business plans.

                     Q: We have seen interest rates decline markedly in 2001. How do interest rate changes affect the income potential of loans in the portfolio?

                     A: Rates on senior loans can be reset higher or lower, usually once every few months, based on current short-term rates, typically LIBOR (London Interbank Offer Rate, a benchmark for short-term, floating-rate securities). Currently, most of the loans in our portfolio have reset provisions that have the potential to change a borrower's payments about every three months. A corporate borrower is similar to a home owner who has an adjustable-rate home mortgage: the borrower benefits from drops in interest rates -- the current environment we've seen -- while the lender benefits from rate increases.

                     Q: Given current market conditions, have you made any changes to the way you have been managing the fund? Further, what is your outlook for the year ahead?

                     A: We have not made any significant changes to our investment strategy or execution. We believe there will be some continued volatility in the overall market, as well as in the bond market, as current events are played out. We expect the Federal Reserve Board to act aggressively, however, to keep liquidity in the market. Future cuts to short-term interest rates are expected and will likely benefit the bond market.

                     Our research continues to show a good deal of economic weakness in the United States and overseas. Throughout, we remain committed to our strict loan-selection process, focusing on sound business and industry fundamentals, solid management teams, relatively stable cash flows and strong equity sponsorship. We have maintained our conservative underwriting standards. We continue to believe that over the long term, the senior loan market holds significant appeal to investors looking for attractive risk-adjusted returns.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions.

Portfolio Summary                                                August 31, 2001
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--------------------------------------------------------------------------------
 Sector Diversification*                                8/31/01        8/31/00
--------------------------------------------------------------------------------
Communications                                             19%            20%
Manufacturing                                              15%            19%
Media                                                      13%             9%
Cash and Equivalents                                       13%            22%
Services                                                   12%             8%
Chemicals                                                   5%             --
Consumer Discretionary                                      5%             6%
Technology                                                  4%             1%
Health                                                      3%             5%
Durables                                                    3%             1%
Other                                                       8%             9%
--------------------------------------------------------------------------------
                                                          100%           100%
--------------------------------------------------------------------------------

* Sector diversification is subject to change.

--------------------------------------------------------------------------------
 Ten Largest Loan Issuers** (21.8% of Portfolio)                         Percent
--------------------------------------------------------------------------------
 1. Dura Operating Corp.                                                   2.9%
--------------------------------------------------------------------------------
 2. Emmis Communications Corp.                                              2.6%
--------------------------------------------------------------------------------
 3. Lamar Media Co.                                                        2.4%
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 4. Iron Mountain                                                          2.3%
--------------------------------------------------------------------------------
 5. Nextel Finance                                                         2.2%
--------------------------------------------------------------------------------
 6. Global Crossing Holdings Ltd.                                          2.2%
--------------------------------------------------------------------------------
 7. Insight Midwest Holdings                                               2.1%
--------------------------------------------------------------------------------
 8. Flowerserve Corp.                                                      1.7%
--------------------------------------------------------------------------------
 9. MCC IOWA MediaCom Broadband                                            1.7%
--------------------------------------------------------------------------------
10. Smurfit-Stone Container                                                 1.7%
--------------------------------------------------------------------------------

** Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 15. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio                                       as of August 31, 2001
--------------------------------------------------------------------------------


                                                      Principal
                                                      Amount ($)      Value ($)
--------------------------------------------------------------------------------
 Variable Rate Senior Loan Interests* 86.3%
--------------------------------------------------------------------------------

Chemicals 5.4%
--------------------------------------------------------------------------------

Equistar Chemical, Term Loan B (Libor Plus 3%),
  8/31/2007                                          1,000,000       1,008,750

Hercules, Inc., Term Loan D (Libor Plus 3.25%),
  11/14/2005                                           995,000         978,831

Huntsman International LLC:

  Term Loan B (Libor Plus 3%), 6/30/2007             1,470,000       1,455,300

  Term Loan C (Libor Plus 3.25%), 6/30/2008          1,470,000       1,455,300

Kerr Group, Term Loan B (Prime Plus 4%),
  3/31/2006                                            987,500         918,375

Lyondell Chemical, Term Loan E (Libor Plus
  3.875%), 5/31/2006                                 1,954,997       1,974,547

Scotts Company, Term Loan B (Libor Plus 2.5%),
  12/31/2007                                         1,370,659       1,386,936
--------------------------------------------------------------------------------

                                                                     9,178,039
--------------------------------------------------------------------------------

Communications 19.2%
--------------------------------------------------------------------------------

American Cellular Corp.:

  Term Loan B (Libor Plus 3%), 3/31/2008             1,010,007       1,004,325

  Term Loan C (Libor Plus 3.25%), 3/31/2009          1,154,293       1,147,800

American Towers, Term Loan B (Libor Plus 3.25%),
  12/31/2007                                         3,000,000       2,958,750

Broadwing, Inc., Term Loan B (Libor Plus 2.25%),
  12/30/2006                                         2,000,000       1,960,000

Centennial Cellular:

  Term Loan B (Libor Plus 3%), 5/31/2007             1,473,625       1,451,520

  Term Loan C (Libor Plus 3.25%), 11/30/2007         1,473,552       1,451,448

Crown Castle Operating Co., Term Loan B (Libor
  Plus 2.75%), 3/31/2008                             1,000,000         998,750

Dobson Operating Co., Term Loan B (Libor Plus
  3%), 12/31/2007                                      985,000         977,613

Falcon Cable Communications, Term Loan C (Libor
  Plus 2%), 12/31/2007                               1,888,540       1,848,409

Global Crossing Holdings Ltd., Term Loan B
  (Libor Plus 2.75%), 7/31/2006                      4,000,000       3,680,000

Insight Midwest Holdings, Term Loan B (Libor
  Plus 2.75%), 4/27/2009                             3,500,000       3,517,500

MCC IOWA MediaCom Broadband:

  Term B1 (Libor Plus 2.5%), 9/30/2010               2,100,000       2,100,000

  Term B2 (Libor Plus 2.5%), 9/30/2010                 900,000         900,000
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                                                      Principal
                                                      Amount ($)      Value ($)
--------------------------------------------------------------------------------
McLeod USA, Inc., Term Loan B (Libor Plus
  3.25%), 5/30/2008                                  3,000,000       2,520,000

Nextel Finance:

  Term Loan B (Libor Plus 3.375%), 6/30/2008         2,000,000       1,857,500

  Term Loan C (Libor Plus 3.625%), 12/31/2008        2,000,000       1,857,500

Nextlink/XO Communication, Term Loan B (Libor
  Plus 3.25%), 6/30/2007                             2,000,000       1,490,000

Rural Cellular Corp.:

  Term Loan B (Libor Plus 3.25%), 10/3/2008            500,000         488,750

  Term Loan C (Libor Plus 3.5%), 4/3/2009              500,000         488,750
--------------------------------------------------------------------------------

                                                                    32,698,615
--------------------------------------------------------------------------------

Consumer Discretionary 4.9%
--------------------------------------------------------------------------------

Extended Stay America, Inc., Term Loan B (Libor
  Plus 2.75%), 1/19/2008                             2,500,000       2,512,500

Meristar Hospitality, Term Loan B (Libor Plus
  2%), 12/31/2004                                      532,753         532,753

Outsourcing Solution, Term Loan B (Libor Plus
  4%), 6/30/2006                                       982,500         933,375

Six Flags Theme Parks, Term Loan B (Libor Plus
  3%), 11/30/2005                                    2,500,000       2,525,000

Washington Football Inc.:

  Term Loan (Libor Plus 2.875%), 7/31/2004           1,720,000       1,724,300

  Term Loan A (Libor Plus 1.5%), 7/31/2004              80,000          79,800
--------------------------------------------------------------------------------

                                                                     8,307,728
--------------------------------------------------------------------------------

Consumer Staples 2.6%
--------------------------------------------------------------------------------

Cott Corp., Term Loan (Libor Plus 3%), 12/31/2006      482,500         487,325

Michael Foods, Inc., Term Loan B (Libor Plus
  3%), 4/10/2008                                       997,500       1,008,098

Spartan Stores, Inc., Term Loan B (Libor Plus
  3.25%), 3/18/2007                                  1,986,667       1,993,384

UST Inc., Term Loan B (Libor Plus 2.5%),
  2/10/2005                                            992,500       1,003,666
--------------------------------------------------------------------------------

                                                                     4,492,473
--------------------------------------------------------------------------------

Durables 2.8%
--------------------------------------------------------------------------------

Alliant Techsystems, Inc., Term Loan B (Libor
  Plus 3%), 4/20/2009                                2,495,000       2,537,103

Decrane Aircraft, Term Loan B (Libor Plus 3.5%),
  4/23/2006                                          1,466,211       1,451,549
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                                                      Principal
                                                      Amount ($)      Value ($)
--------------------------------------------------------------------------------
Transportation Manufacturing Operations, Term
  Loan (Libor Plus 4%), 6/16/2006                      910,077         743,988
--------------------------------------------------------------------------------

                                                                     4,732,640
--------------------------------------------------------------------------------

Health 3.1%
--------------------------------------------------------------------------------

Caremark RX, Inc., Term Loan B (Libor Plus 3%),
  3/15/2006                                            997,500       1,006,852

Charles River Labs, Term Loan B (Libor Plus
  3.75%), 9/30/2007                                    720,000         722,700

Stryker Corp., Term Loan B (Libor Plus 2.5%),
  12/31/2005                                         1,473,504       1,479,951

Triad Hospitals, Term Loan B (Libor Plus 3%),
  4/27/2008                                          2,000,000       2,023,750
--------------------------------------------------------------------------------

                                                                     5,233,253
--------------------------------------------------------------------------------

Manufacturing 14.7%
--------------------------------------------------------------------------------

Arteva (Kosa), Term Loan B (Libor Plus 3.25%),
  12/31/2006                                         1,645,161       1,571,129

Dresser, Inc., Term Loan B (Libor Plus 3.5%),
  4/10/2009                                          1,500,000       1,520,625

Dura Operating Corp., Term Loan B (Libor Plus
  3%), 3/31/2006                                     4,937,500       4,925,156

Juno Lighting, Inc., Term Loan B (Libor Plus
  3.25%), 6/30/2006                                    682,121         677,432

Mail-Well Corp., Term Loan B (Libor Plus 3.5%),
  3/31/2007                                          1,549,848       1,493,666

Mueller Group:

  Term Loan B (Libor Plus 3.75%), 8/31/2006            980,000         982,450

  Term Loan C (Libor Plus 4%), 8/31/2007               980,000         982,450

Norske Skog Canada Ltd., Term Loan B (Libor Plus
  2.75%), 8/31/2007                                  1,000,000       1,011,250

OM Group, Inc., Term Loan B (Libor Plus 3%),
  3/31/2007                                          1,000,000       1,005,000

Packaging Corp. of America, Term Loan B (Libor
  Plus 2%), 4/12/2007                                  672,231         673,912

SI Corp/Synthetic Industries, Term Loan B (Libor
  Plus 3.5%), 12/1/2007                              2,988,750       2,659,988

SPX Corp.:

  Term Loan B (Libor Plus 2.5%), 9/30/2006             985,000         986,847

  Term Loan C (Libor Plus 2.75%), 12/31/2007           995,000         999,975

Smurfit-Stone Container, Term Loan D (Libor Plus
  3.5%), 10/1/2003                                   2,976,432       2,987,593

Superior Telecom, Term Loan A (Libor Plus
  3.25%), 11/27/2005                                 1,045,080         862,191
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                                                      Principal
                                                      Amount ($)      Value ($)
--------------------------------------------------------------------------------
Tapco International Corp.:

  Term Loan B (Libor Plus 3.25%), 7/31/2007            306,250         306,250

  Term Loan C (Libor Plus 3.5%), 7/31/2008             183,750         183,750

Terex Corp., Term Loan C (Libor Plus 3%),
  3/6/2006                                           1,187,534       1,194,956
--------------------------------------------------------------------------------

                                                                    25,024,620
--------------------------------------------------------------------------------

Media 13.3%
--------------------------------------------------------------------------------

Advanstar Communications, Term Loan B (Libor
  Plus 3.5%), 11/6/2008                              1,782,857       1,778,400

CC 6 Operating Co., Term Loan B (Libor Plus
  2.75%), 11/12/2008                                 2,500,000       2,493,750

Century Cable Holdings LLC:

  Discrete Term Loan (Libor Plus 3%), 6/30/2009      2,500,000       2,476,562

  Term Loan B (Libor Plus 3%), 6/30/2009             1,000,000         990,625

Charter Communications, Term Loan B (Libor Plus
  2.5%), 3/18/2008                                   2,000,000       1,986,250

Corus Entertainment, Term Loan B (Libor Plus
  3%), 9/1/2007                                        980,000         987,350

Emmis Communications Corp, Term Loan B (Libor
  Plus 2.875%), 8/31/2009                            4,385,311       4,407,237

Lamar Media Co.:

  Incremental Series B-1 (Libor Plus 2.25%),
    8/1/2006                                         2,000,000       2,007,500

  Term Loan B (Libor Plus 2.25%), 8/1/2006           2,000,000       2,020,000

RCN Corp., Term Loan B (Libor Plus 3.5%),
  6/3/2007                                           2,700,000       2,119,500

Sinclair Broadcasting, Revolver (Libor Plus 3%),
  9/15/2005                                            233,803         230,296

Weekly Reader, Term Loan B (Libor Plus 4.25%),
  12/31/2006                                           982,500         954,253

Young Broadcasting, Inc., Term Loan B (Libor
  Plus 3.25%), 11/30/2006                              271,223         272,579
--------------------------------------------------------------------------------

                                                                    22,724,302
--------------------------------------------------------------------------------

Metals & Minerals 0.8%
--------------------------------------------------------------------------------

Ispat Inland, LP:

  Term Loan B (Libor Plus 2.25%), 7/16/2005            830,730         677,045

  Term Loan C (Libor Plus 2.75%), 7/16/2005            830,730         677,045
--------------------------------------------------------------------------------

                                                                     1,354,090
--------------------------------------------------------------------------------

Nondurables 2.6%
--------------------------------------------------------------------------------

Doane Pet Care, Term Loan B (Libor Plus 3.75%),
  12/31/2006                                         2,932,292       2,815,000
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                                                      Principal
                                                      Amount ($)      Value ($)
--------------------------------------------------------------------------------
Levi Strauss & Co., Term Loan B (Libor Plus
  3.25%), 2/1/2004                                   1,710,497       1,697,669
--------------------------------------------------------------------------------

                                                                     4,512,669
--------------------------------------------------------------------------------

Service Industries 12.0%
--------------------------------------------------------------------------------

Allied Waste Industries:

  Term Loan B (Libor Plus 2.75%), 7/31/2006            787,982         786,012

  Term Loan C (Libor Plus 3%), 7/31/2007               945,578         943,214

Barjan Products, Term Loan B (Libor Plus 4%),
  5/6/2005                                             980,100         931,095

Buffets Inc., Term Loan B (Libor Plus 3.75%),
  10/1/2006                                          1,490,000       1,504,900

Finova Capital Corp., Note, 7.5%, 5/15/2009            595,000         434,350

Flowserve Corp., Term Loan B (Libor Plus 3.5%),
  6/30/2008                                          2,993,713       3,010,553

Iron Mountain:

  Term Loan A (Libor Plus 2.25%), 2/28/2005          2,000,000       2,000,000

  Term Loan B (Libor Plus 2.75%), 2/28/2006          1,990,000       2,014,875

Rent-A-Center, Inc.:

  Term Loan B (Libor Plus 1.75%), 8/1/2006             564,540         561,718

  Term Loan C (Libor Plus 2%), 2/1/2007                690,932         687,477

Rent-Way, Inc., Term Loan B (Libor Plus 3.5%),
  12/31/2006                                         1,963,080       1,668,618

Stericycle, Inc., Term Loan B (Libor Plus 3.5%),
  11/30/2006                                           900,000         901,125

Stewart Enterprises, Inc., Term Loan (Libor Plus
  3.375%), 6/29/2006                                 1,000,000       1,003,750

TransWestern Publishing, Term Loan B (Libor Plus
  3%), 6/28/2008                                     1,000,000       1,008,750

Travel Centers, Term Loan B (Libor Plus 3.25%),
  11/1/2008                                          2,000,000       2,015,000

URS Corp.:

  Term Loan B (Libor Plus 3.25%), 6/9/2006             490,000         490,306

  Term Loan C (Libor Plus 3.5%), 6/9/2006              490,000         490,306
--------------------------------------------------------------------------------

                                                                    20,452,049
--------------------------------------------------------------------------------

Technology 3.8%
--------------------------------------------------------------------------------

Seagate Technology, Term Loan B (Libor Plus 3%),
  11/22/2006                                         2,985,000       2,958,881

Semiconductors Components Ind:

  Term Loan B (Libor Plus 3.5%), 8/4/2006              962,963         864,259

  Term Loan C (Libor Plus 3.75%), 8/4/2007           1,037,037         930,741
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                                                      Principal
                                                      Amount ($)      Value ($)
--------------------------------------------------------------------------------
UCAR International, Term Loan B (Libor Plus 3%),
  12/31/2007                                         1,784,755       1,771,369
--------------------------------------------------------------------------------

                                                                     6,525,250
--------------------------------------------------------------------------------

Transportation 1.1%
--------------------------------------------------------------------------------

Kansas City Southern Railway Co., Term Loan B
  (Libor Plus 3%), 1/31/2007                           995,000       1,003,706

RailAmerica, Term Loan B (Libor Plus 3.25%),
  2/28/2007                                            888,700         894,254
--------------------------------------------------------------------------------

                                                                     1,897,960
--------------------------------------------------------------------------------

Total Variable Rate Senior Loan Interests (Cost $151,274,507)      147,133,688
--------------------------------------------------------------------------------


                                                      Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Common Stocks 1.2%
--------------------------------------------------------------------------------

Pilgrim Prime Rate Trust (Cost: $2,518,743)            278,700       2,104,185
--------------------------------------------------------------------------------

                                                 Principal Amount
                                                        ($)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Repurchase Agreements 0.8%
--------------------------------------------------------------------------------

State Street Bank and Trust Company, 3.6%, to be
  repurchased at $1,414,566 on 9/4/2001
  (Cost: $1,414,000) (b)                             1,414,000       1,414,000
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 Commercial Paper 11.7%
--------------------------------------------------------------------------------

Federal Home Loan Bank, 3.58%**, 9/4/2001
  (Cost $19,994,033)                                 20,00,000      19,994,033
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $175,201,283) (a)       170,645,906
--------------------------------------------------------------------------------

* Senior loans in the Fund's portfolio generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of senior loans in the Fund's portfolio may be substantially less than the stated maturities shown in this report.

**  Annualized yield at time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $175,201,283. At August 31, 2001, the net unrealized depreciation for all securities based on tax cost was $4,555,377. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $413,790 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,969,167.

(b) Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.




    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------


 Statement of Assets and Liabilities as of August 31, 2001

Assets
--------------------------------------------------------------------------------
Investments in securities, at value (cost $175,201,283)          $   170,645,906
--------------------------------------------------------------------------------
Cash                                                                         452
--------------------------------------------------------------------------------
Receivable for investments sold                                        1,969,472
--------------------------------------------------------------------------------
Interest receivable                                                    1,344,076
--------------------------------------------------------------------------------
Receivable for Fund shares sold                                          120,828
--------------------------------------------------------------------------------
Due from Advisor                                                         528,063
--------------------------------------------------------------------------------
Total assets                                                         174,608,797
--------------------------------------------------------------------------------

Liabilities
--------------------------------------------------------------------------------
Payable for investments purchased                                        435,910
--------------------------------------------------------------------------------
Deferred facility fees                                                   194,207
--------------------------------------------------------------------------------
Dividends payable                                                        841,058
--------------------------------------------------------------------------------
Accrued management fee                                                    88,328
--------------------------------------------------------------------------------
Accrued reorganization costs                                                 753
--------------------------------------------------------------------------------
Accrued Trustees' fees and expenses                                        7,126
--------------------------------------------------------------------------------
Other accrued expenses and payables                                      706,642
--------------------------------------------------------------------------------
Total liabilities                                                      2,274,024
--------------------------------------------------------------------------------
Net assets, at value                                             $   172,334,773
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income                                      332,637
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments            (4,555,377)
--------------------------------------------------------------------------------
Accumulated net realized gain (loss)                                 (5,747,275)
--------------------------------------------------------------------------------
Paid-in capital                                                      182,304,788
--------------------------------------------------------------------------------
Net assets, at value                                             $   172,334,773
--------------------------------------------------------------------------------




    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
 Statement of Assets and Liabilities as of August 31, 2001 (continued)
--------------------------------------------------------------------------------

Net Asset Value
--------------------------------------------------------------------------------
Class A

Net Asset Value, offering and redemption price per share
($7,525,209 / 1,590,255 outstanding shares of beneficial
interest, $.01 par value, unlimited number of shares
authorized)                                                      $          4.73
--------------------------------------------------------------------------------
Class B

Net Asset Value, offering and redemption price per share
(subject to early withdrawal charge) ($115,530,016 / 24,536,229 outstanding shares of beneficial interest, $.01 par value,
unlimited number of shares authorized)                           $          4.71
--------------------------------------------------------------------------------
Class C

Net Asset Value, offering and redemption price per share (subject to early withdrawal charge) ($49,279,548 / 10,419,983 outstanding shares of beneficial interest, $.01 par value, unlimited number
of shares authorized)                                            $          4.73
--------------------------------------------------------------------------------




    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
 Statement of Operations for the year ended August 31, 2001
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------
Income:
Dividends                                                         $      627,115
--------------------------------------------------------------------------------
Interest                                                              15,068,576
--------------------------------------------------------------------------------
Facilities fees                                                          192,065
--------------------------------------------------------------------------------
Total Income                                                          15,887,756
--------------------------------------------------------------------------------
Expenses:
Management fee                                                           922,884
--------------------------------------------------------------------------------
Administrative fee                                                        89,773
--------------------------------------------------------------------------------
Services to shareholders                                                 243,704
--------------------------------------------------------------------------------
Custodian and accounting fees                                             81,906
--------------------------------------------------------------------------------
Distribution services fees                                             1,517,297
--------------------------------------------------------------------------------
Auditing                                                                  57,977
--------------------------------------------------------------------------------
Legal                                                                     51,278
--------------------------------------------------------------------------------
Trustees' fees and expenses                                               23,222
--------------------------------------------------------------------------------
Reports to shareholders                                                   35,699
--------------------------------------------------------------------------------
Registration fees                                                         18,201
--------------------------------------------------------------------------------
Reorganization fees                                                       25,006
--------------------------------------------------------------------------------
Other                                                                     14,982
--------------------------------------------------------------------------------
Total expenses, before expense reductions                              3,081,929
--------------------------------------------------------------------------------
Expense reductions                                                     (597,357)
--------------------------------------------------------------------------------
Total expenses, after expense reductions                               2,484,572
--------------------------------------------------------------------------------
Net investment income                                                 13,403,184
--------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investment Transactions
--------------------------------------------------------------------------------
Net realized gain (loss) from investments                            (5,387,195)
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on
investments                                                          (2,491,791)
--------------------------------------------------------------------------------
Net gain (loss) on investment transactions                           (7,878,986)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations   $    5,524,198
--------------------------------------------------------------------------------




    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
 Statements of Changes in Net Assets
--------------------------------------------------------------------------------

Increase (Decrease) in Net Assets                     Years Ended August 31,
                                                       2001             2000
--------------------------------------------------------------------------------
Operations:
Net investment income                            $    13,403,184  $    9,466,405
--------------------------------------------------------------------------------
Net realized gain (loss)                             (5,387,195)       (360,080)
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on
investment transactions during the period            (2,491,791)     (1,915,978)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                        5,524,198       7,190,347
--------------------------------------------------------------------------------
Distributions to shareholders from:
Net investment income:
  Class A                                              (654,279)       (303,042)
--------------------------------------------------------------------------------
  Class B                                            (8,803,525)     (7,304,627)
--------------------------------------------------------------------------------
  Class C                                            (3,977,159)     (1,845,368)
--------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                             44,265,101     122,707,729
--------------------------------------------------------------------------------
Reinvestment of distributions                          7,422,521       5,793,765
--------------------------------------------------------------------------------
Cost of shares redeemed                             (49,228,274)    (15,969,768)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund
share transactions                                     2,459,348     112,531,726
--------------------------------------------------------------------------------
Increase (decrease) in net assets                    (5,451,417)     110,269,036
--------------------------------------------------------------------------------
Net assets at beginning of period                    177,786,190      67,517,154
--------------------------------------------------------------------------------
Net assets at end of period (including
undistributed net investment income of $332,637
and $288,714, respectively)                      $   172,334,773  $  177,786,190
--------------------------------------------------------------------------------




    The accompanying notes are an integral part of the financial statements.

 Statement of Cash Flows for the year ended August 31, 2001

Cash Flows from Operating Activities:
--------------------------------------------------------------------------------
Investment income received                                        $   15,848,359
--------------------------------------------------------------------------------
Payment of expenses                                                  (2,859,998)
--------------------------------------------------------------------------------
Proceeds from sales and maturities of investments                     62,724,266
--------------------------------------------------------------------------------
Purchases of investments                                            (85,292,300)
--------------------------------------------------------------------------------
Net purchases of short-term investments                               17,779,998
--------------------------------------------------------------------------------
Cash provided by (used in) operating activities                        8,200,325
--------------------------------------------------------------------------------

Cash Flows from Financing Activities:
--------------------------------------------------------------------------------
Net proceeds from Fund share activity                                (4,816,464)
--------------------------------------------------------------------------------
Distributions paid (net of reinvestment of dividends)                (5,212,231)
--------------------------------------------------------------------------------
Cash provided by (used in) financing activities                     (10,028,695)
--------------------------------------------------------------------------------
Increase (decrease) in cash                                          (1,828,370)
--------------------------------------------------------------------------------
Cash at beginning of period                                            1,828,822
--------------------------------------------------------------------------------
Cash at end of period                                             $          452
--------------------------------------------------------------------------------

Reconciliation of Net Increase (Decrease) in Net Assets from Operations to Cash Provided by Operating Activities:
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations        5,524,198
--------------------------------------------------------------------------------
Net (increase) decrease in cost of investments                         2,132,721
--------------------------------------------------------------------------------
Net increase (decrease) in unrealized appreciation (depreciation)
  on investments                                                       2,491,791
--------------------------------------------------------------------------------
(Increase) decrease in net investment income receivable                 (39,397)
--------------------------------------------------------------------------------
(Increase) decrease in receivable for investments sold               (1,969,472)
--------------------------------------------------------------------------------
Increase (decrease) in payable for investments purchased                 435,910
--------------------------------------------------------------------------------
Increase (decrease) in accrued expenses and payables                   (375,426)
--------------------------------------------------------------------------------
Cash provided by (used in) operating activities                   $    8,200,325
--------------------------------------------------------------------------------





    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

Class A

--------------------------------------------------------------------------------
 Year Ended August 31,                                           2001     2000^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 4.94   $ 5.00
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income^b                                         .37      .32
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment
  transactions                                                  (.21)    (.08)
--------------------------------------------------------------------------------
  Total from investment operations                                .16      .24
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                         (.37)    (.30)
--------------------------------------------------------------------------------
  Total distributions                                           (.37)    (.30)
--------------------------------------------------------------------------------
Net asset value, end of period                                 $ 4.73   $ 4.94
--------------------------------------------------------------------------------
Total Return (%)^c                                                3.29   4.86**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ in millions)                           8        8
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                 1.08^d   1.28*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                  1.02^d   1.26*
--------------------------------------------------------------------------------
Ratio of net investment income (%)                               7.59    7.86*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                        43      32*
--------------------------------------------------------------------------------

^a For the period from November 1, 1999 (commencement of operations) to August 31, 2000.

^b  Based on average shares outstanding during the period.

^c  Total return would have been lower had certain expenses not been waived.

^d The ratios of operating expenses excluding cost incurred in connection with the reorganization in fiscal 2000 before and after expense reductions were 1.04% and 1.00%, respectively.

*   Annualized

**  Not annualized

Class B

--------------------------------------------------------------------------------
Years Ended August 31,                                 2001     2000     1999^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                 $ 4.92    $ 4.99   $ 5.00
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income^b                               .35       .36      .09
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                             (.21)     (.07)    (.03)
--------------------------------------------------------------------------------
  Total from investment operations                      .14       .29      .06
--------------------------------------------------------------------------------
Less distribution from:
  Net investment income                               (.35)     (.36)    (.07)
--------------------------------------------------------------------------------
  Total distributions                                 (.35)     (.36)    (.07)
--------------------------------------------------------------------------------
Net asset value, end of period                       $ 4.71    $ 4.92   $ 4.99
--------------------------------------------------------------------------------
Total Return (%)^c,^d                                  2.89      5.82   1.23**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ in millions)               116       120       68
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)       1.69^e      2.03    3.48*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)        1.39^e      1.71     .38*
--------------------------------------------------------------------------------
Ratio of net investment income (%)                     7.21      7.13    6.53*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                              43        32       2*
--------------------------------------------------------------------------------

^a For the period from May 25, 1999 (commencement of operations) to August 31, 1999.

^b  Based on average shares outstanding during the period.

^c  Total return would have been lower had certain expenses not been waived.

^d  Total return does not reflect the effect of any sales charges.

^e The ratios of operating expenses excluding costs incurred in connection with the reorganization in fiscal 2000 before and after expense reductions were 1.66% and 1.38%, respectively.

*   Annualized

**  Not annualized

Class C

--------------------------------------------------------------------------------
 Year Ended August 31,                                           2001     2000^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 4.94   $ 5.00
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income^b                                         .36      .31
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment
  transactions                                                  (.22)    (.07)
--------------------------------------------------------------------------------
  Total from investment operations                                .14      .24
--------------------------------------------------------------------------------
Less distribution from:
  Net investment income                                         (.35)    (.30)
--------------------------------------------------------------------------------
  Total distributions                                           (.35)    (.30)
--------------------------------------------------------------------------------
Net asset value, end of period                                 $ 4.73   $ 4.94
--------------------------------------------------------------------------------
Total Return (%)^c,^d                                            2.93     4.80**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ in millions)                          49       50
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                 1.61^e    1.87*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                  1.30^e    1.70*
--------------------------------------------------------------------------------
Ratio of net investment income (%)                               7.29     7.38*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                        43       32*
--------------------------------------------------------------------------------

^a For the period from November 1, 1999 (commencement of operations) to August 31, 2000.

^b  Based on average shares outstanding during the period.

^c  Total return would have been lower had certain expenses not been waived.

^d  Total return does not reflect the effect of any sales charges.

^e The ratios of operating expenses excluding costs incurred in connection with the reorganization in fiscal 2000 before and after expense reductions were 1.58% and 1.30%, respectively.

*   Annualized

**  Not annualized

Notes to Financial Statements
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Scudder Floating Rate Fund, formerly Kemper Floating Rate Fund, (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, nondiversified management investment company organized as a Massachusetts business trust. The Fund does not intend to list the shares for trading on any national securities exchange.

The Fund currently offers multiple classes of shares. Class A shares are offered to certain investors without an initial sales charge. Class A shares are available only to investors participating in a fee based investment advisory or agency commission program and upon conversion from Class B and Class C shares. Class B shares are offered without an initial sales charge, but are subject to higher ongoing expenses than Class A shares and a declining early withdrawal charge ("EWC") if the shares are repurchased by the Fund within four years of purchase. The charge is 3.0% for shares submitted and accepted for repurchase during the first year after purchase, 2.5% during the second year, 2.0% during the third year, and 1.0% during the fourth year. There is no EWC thereafter. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge, are subject to higher ongoing expenses than Class A shares and an EWC of 1.0% within one year of purchase. Class C shares automatically convert to Class A shares ten years after issuance. The Fund intends to offer its shares continuously. The Fund will make quarterly offers to repurchase a percentage of its outstanding shares at net asset value. Because the Fund is a closed-end investment company, shareholders are not able to redeem their shares on a daily basis.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market, Inc. ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the security is then valued at the calculated mean between the most recent bid and asked quotations supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund paid no federal income taxes and no federal income tax provision was required. At August 31, 2001, the Fund had a net tax basis capital loss carryforward of approximately $2,120,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2008 ($6,000) and August 31, 2009 ($2,114,000), the
expiration dates, whichever occurs first. From November 1, 2000 through August 31, 2001, the Fund incurred approximately $3,627,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended August 31, 2002.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend to shareholders of record and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount reported as cash in the Fund's Statement of Assets and Liabilities and represents the cash position in its custodial bank account and does not include any short-term investments at August 31, 2001.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. Facilities fees received are deferred and recognized on a straight-line basis as income over the average life of the loans.

B. Purchases and Sales of Securities

For the year ended August 31, 2001, purchases and sales of investment securities (excluding short-term instruments) aggregated $85,728,210 and $64,693,737, respectively.

C. Related Parties

As described in Note I, Zurich Scudder Investments, Inc., ("ZSI" or the "Advisor"), formerly Scudder Kemper Investments, Inc., has initiated a restructuring program. As part of this reorganization, the Fund entered into an Administrative Agreement. Both of these agreements were effective June 25, 2001. The terms of the newly adopted and the pre-existing agreements are set out below.

Management Agreement. Under the Management Agreement (the "Agreement") with ZSI, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement was equal to an annual rate of 0.50% of the first $1,000,000,000 of average daily net assets, 0.49% of the next $2,000,000,000 of such net assets, 0.48% of the next $2,000,000,000 of such net assets, 0.47% of the next $5,000,000,000 of such net assets and 0.45% of such net assets in excess of $10,000,000,000 computed and accrued daily and payable monthly. Accordingly, for the year ended August 31, 2001, the fee pursuant to the Agreement and the Management Agreement aggregated $922,884, which was equivalent to an annual effective rate of 0.50% of the Fund's average daily net assets.

Administrative Fee. Effective June 25, 2001, the Fund, as approved by the Fund's Trustees, adopted an Administrative Agreement (the "Administrative Agreement") with ZSI. Under the Administrative Agreement, ZSI provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by ZSI under its Management Agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the "Administrative Fee"). The Administrative Fee under the Administrative Agreement for Class A, Class B, and Class C for the period from June 25, 2001 through August 31, 2001, was equal to an annualized effective rate of 0.225%, 0.275%, and 0.250%, respectively, of average daily net assets, computed and accrued daily and payable monthly. As of the effective date of the Administrative Agreement, each service provider continues to provide the services that it previously provided to the Fund (i.e., fund accounting, shareholder services, custody, audit and legal), under these arrangements, except that ZSI pays these entities for the provision of their services to the Fund and pays most other Fund expenses, including insurance, registration, printing and postage fees. Certain expenses of the Fund are not borne by ZSI under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the period June 25, 2001 through August 31, 2001, the Administrative Fee was as follows:

                                                                    Unpaid at
Administrative Fee                             Total Aggregated  August 31, 2001
--------------------------------------------------------------------------------
Class A                                          $      3,439     $      1,658
--------------------------------------------------------------------------------
Class B                                                60,900           29,882
--------------------------------------------------------------------------------
Class C                                                25,434           12,242
--------------------------------------------------------------------------------
                                                 $     89,773           43,782
--------------------------------------------------------------------------------

Service Provider Fees. Scudder Investments Service Company ("SISC"), formerly Kemper Service Company, an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund's Classes A, B and C shares. Prior to June 25, 2001, the amount charged to the Fund by SISC amounted to $7,661, after an expense waiver of $160,183 by SISC.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Advisor, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Prior to June 25, 2001, the Fund incurred no fund accounting fees after an expense waiver of $60,885 by SFAC.

Effective June 25, 2001, the above fees are paid by the Advisor in accordance with the Administrative Agreement.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc., ("SDI"), formerly Kemper Distributors, Inc., a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.60% of average daily net assets of Classes B and C. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended August 31, 2001, the Distribution Fee was as follows:

                                                   Total          Unpaid at
Distribution Fee                                 Aggregated    August 31, 2001
-------------------------------------------------------------------------------
Class B                                        $       727,906  $       125,440
-------------------------------------------------------------------------------
Class C                                                327,949           51,246
-------------------------------------------------------------------------------
                                               $     1,055,855  $       176,686
-------------------------------------------------------------------------------

Effective June 25, 2001, in accordance with an amended and restated Distribution Service Agreement, SDI provides information and administrative services ("Service Fee") to Classes A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for the class. SDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of shareholder accounts the firms service. This amended agreement replaced the Administrative Services Agreement and did not result in any increase in fees or expenses to each such class. For the year ended August 31, 2001, the Service Fee was as follows:

                                    Total       Amount Waived     Unpaid at
Service Fee                      Aggregated        by SDI     August 31, 2001
------------------------------------------------------------------------------
Class A                       $        21,504 $            --  $         4,280
------------------------------------------------------------------------------
Class B                               303,293         224,582          127,868
------------------------------------------------------------------------------
Class C                               136,645         113,662          100,840
------------------------------------------------------------------------------
                              $       461,442 $       338,244  $       232,988
------------------------------------------------------------------------------

Early Withdrawal Fees. SDI receives any early withdrawal fees ("EWC") from redemptions of Class B and C shares. EWC fees received by SDI for the year ended August 31, 2001 are $353,537.

Officers and Trustees. The Fund pays each Trustee not affiliated with the Advisor an annual retainer plus specified amounts for attended board and committee meetings. For the year ended August 31, 2001, Trustees' fees and expenses aggregated $14,040. In addition, a one-time fee of $8,892 was accrued for payment to those Trustees not affiliated with the Advisor who did not stand for re-election, under the reorganization discussed in Note I. Inasmuch as the Advisor will also benefit from administrative efficiencies of a consolidated Board, the Advisor has agreed to bear $4,446 of such costs.

D. Share Transactions

The following table summarizes share and dollar activity in the Fund:

                    Year Ended August 31, 2001      Year Ended August 31, 2000
--------------------------------------------------------------------------------
                      Shares         Dollars          Shares          Dollars
--------------------------------------------------------------------------------

Shares Sold
--------------------------------------------------------------------------------
Class A               600,666    $  2,934,056      1,808,710*     $ 9,010,387*
--------------------------------------------------------------------------------
Class B             3,641,002      17,617,855      12,481,360       62,061,530
--------------------------------------------------------------------------------
Class C             4,888,096      23,713,190     10,362,521*      51,635,812*
--------------------------------------------------------------------------------
                                 $ 44,265,101                     $122,707,729
--------------------------------------------------------------------------------

Shares Issued in Reinvestment of Dividends
--------------------------------------------------------------------------------
Class A                85,490    $    413,946         41,957*     $   208,108*
--------------------------------------------------------------------------------
Class B               918,340       4,423,173         845,394        4,190,389
--------------------------------------------------------------------------------
Class C               534,194       2,585,402        281,292*       1,395,268*
--------------------------------------------------------------------------------
                                 $  7,422,521                     $  5,793,765
--------------------------------------------------------------------------------

                    Year Ended August 31, 2001      Year Ended August 31, 2000
--------------------------------------------------------------------------------
                      Shares         Dollars          Shares          Dollars
--------------------------------------------------------------------------------

Shares Redeemed
--------------------------------------------------------------------------------
Class A             (784,495)    $(3,791,453)      (162,073)*     $ (802,462)*
--------------------------------------------------------------------------------
Class B           (4,412,986)    (21,188,233)     (2,458,733)     (12,171,920)
--------------------------------------------------------------------------------
Class C           (5,041,361)    (24,248,588)      (604,759)*     (2,995,386)*
--------------------------------------------------------------------------------
                                 $(49,228,274)                    $(15,969,768)
--------------------------------------------------------------------------------

Net increase (decrease)
--------------------------------------------------------------------------------
Class A              (98,339)    $  (443,451)      1,688,594*     $ 8,416,033*
--------------------------------------------------------------------------------
Class B               146,356         852,795      10,868,021       54,079,999
--------------------------------------------------------------------------------
Class C               380,929       2,050,004     10,039,054*      50,035,694*
--------------------------------------------------------------------------------
                                 $  2,459,348                     $112,531,726
--------------------------------------------------------------------------------

* For the period from November 1, 1999 (commencement of operations) to August 31, 2000.

E. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. For the period September 1, 2000 through June 24, 2001, the Fund's custodian fees were reduced by $12,661. For the period from June 25, 2001 through August 31, 2001, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $2,396 for custody credits earned. Prior to June 25, 2001, transfer agent fees were reduced by $371.

Effective June 25, 2001, transfer agent credits will no longer be used to reduce Fund expenses.

F. Investing in Senior Loan Interests

Senior Loans are interests in adjustable rate loans that have a senior right to payment, which, in many circumstances, are fully collateralized by assets of a corporation, partnership, limited liability company, or other business entity. Senior Loans are often issued in connection with recapitalizations, acquisitions, leveraged buy-outs, and refinancings. Because of a limited secondary market for Senior Loans, the Fund may be limited in its ability to sell portfolio holdings at the price at which they are valued by the Fund to generate gains, avoid losses, or to meet repurchase requests.

G. Commitments

The Fund can invest in certain Variable Rate Senior Loan agreements that include the obligation to make additional loans in certain circumstances. The Fund reserves against such contingent obligations by segregating cash, liquid securities and liquid Senior Loans. At August 31, 2001 the Fund had unfunded loan commitments of approximately $1,468,310.

H. Repurchase Offers

As a matter of fundamental policy, the Fund will offer to repurchase from 5% to 25% of its common shares at net asset value at three month intervals. The deadline for the repurchase offers will be a business day in the months of February, May, August and November. The price applicable to each repurchase offer will be determined no later than 14 calendar days after each repurchase request deadline (or, if not a business day, the next business day). Fund shares, when submitted for repurchase, may be worth more or less than their original cost. For the year ended August 31, 2001, 10,238,842 shares were repurchased.

I. Reorganization

ZSI initiated a restructuring program to reorganize and combine its two fund families, Scudder and Kemper, in response to changing industry conditions and investor needs. The program proposes to streamline the management and operations of most of the funds ZSI advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the consolidation of certain Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative are being borne jointly by ZSI and certain of the affected funds. Those costs, including printing, shareholder meeting expenses and professional fees, are presented as reorganization expenses in the Statement of Operations of the Fund. ZSI has agreed to bear $18,171 of such costs.

J. Adoption of New Accounting Principles

The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. The revised Audit and Accounting Guide will require the Fund to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of certain of its fixed-income securities by the cumulative amount of amortization/accretion that would have been recognized had amortization/accretion been in effect from the purchase date of each holding. The adoption of this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain (loss) in the Statement of Operations.

K. Subsequent Event

On September 24, 2001, Deutsche Bank and Zurich Financial Services, parent company of ZSI, the investment manager for the Fund, announced that they have signed an agreement in principle under which Deutsche Bank will acquire 100% of ZSI. The agreement in principle does not include ZSI's U.K. operations, Threadneedle Investments, which will be retained by Zurich Financial Services. Definitive transaction agreements are expected to be signed in the fourth quarter of 2001 and the transaction is expected to be completed, pending regulatory and shareholder approval and satisfaction of other conditions, in the first quarter of 2002.

Report of Ernst & Young LLP,
Independent Auditors
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of Scudder Floating Rate:

We have audited the accompanying statements of assets and liabilities, including the investment portfolio, of Scudder Floating Rate Fund (the "Fund"), as of August 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of August 31, 2001, by correspondence with the custodian or other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scudder Floating Rate Fund, at August 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein, in conformity with accounting principles generally accepted in the United States.

Boston, Massachusetts                                  Ernst + Young LLP
October 12, 2001

Tax Information                                                      (Unaudited)
--------------------------------------------------------------------------------

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.



Dividend Reinvestment Program                                        (Unaudited)
--------------------------------------------------------------------------------


The Fund's Dividend Reinvestment Program (the "Program") allows participating shareholders to reinvest all dividends and capital gain distributions in additional shares of the Fund. Shares purchased by participants in the Program in connection with the reinvestment of dividends will be issued by the Fund at net asset value. Generally for federal income tax purposes, shareholders receiving additional shares under the Program will be treated as having received a distribution equal to the amount payable to them in cash as a distribution had the shareholder not participated in the Program. All distributions to shareholders whose shares are registered in their own names automatically will be paid in shares, unless the shareholder elects to receive the distributions in cash. Shareholders may elect to receive dividends and capital gain distributions in cash by notifying SISC, as Program Agent. Additional information about the Program may be obtained from SISC at 1-800-xxx-xxxx. If your shares are registered in the name of a broker-dealer or other nominee (an "intermediary"), you must contact the intermediary regarding its status under the Program, including whether the intermediary will participate in the Program on your behalf. No fees or expenses are imposed on shareholders by the Fund or SISC for participants in the Program.

Shareholder Meeting Results
--------------------------------------------------------------------------------


A Special Meeting of Shareholders (the "Meeting") of Scudder Floating Rate Fund (the "fund") was held on Thursday, May 24, 2001, at the office of Zurich Scudder Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting, the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1. To elect Trustees to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal:

                                            Number of Votes:
                      ----------------------------------------------------------
Trustee                       For               Withheld       Broker Non-Votes*
--------------------------------------------------------------------------------
John W. Ballantine         29,114,482           278,958                0
--------------------------------------------------------------------------------
Lewis A. Burnham           29,121,818           271,622                0
--------------------------------------------------------------------------------
Mark S. Casady             29,114,482           278,958                0
--------------------------------------------------------------------------------
Linda C. Coughlin          29,121,818           271,622                0
--------------------------------------------------------------------------------
Donald L. Dunaway          29,121,818           271,622                0
--------------------------------------------------------------------------------
James R. Edgar             29,114,482           278,958                0
--------------------------------------------------------------------------------
William F. Glavin          29,114,482           278,958                0
--------------------------------------------------------------------------------
Robert B. Hoffman          29,121,818           271,622                0
--------------------------------------------------------------------------------
Shirley D. Peterson        29,100,207           293,233                0
--------------------------------------------------------------------------------
Fred B. Renwick            29,121,818           271,622                0
--------------------------------------------------------------------------------
William P. Sommers         29,121,818           271,622                0
--------------------------------------------------------------------------------
John G. Weithers           29,121,818           271,622                0
--------------------------------------------------------------------------------

2. To ratify the selection of Ernst & Young LLP as the independent auditors for the fund's current fiscal year:

        Affirmative                   Against                    Abstain
--------------------------------------------------------------------------------
         28,927,197                   103,699                    362,544
--------------------------------------------------------------------------------


* Broker non-votes are proxies received by the fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

A Special Meeting of Shareholders (the "Meeting") of Class A, Class B and Class C of Scudder Floating Rate Fund (the "fund") was held on Thursday, June 21, 2001, at the office of Zurich Scudder Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting, the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

Class A

3. To approve a Rule 12b-1 Plan:

        Affirmative                   Against                    Abstain
--------------------------------------------------------------------------------
         1,469,028                    16,809                     17,730
--------------------------------------------------------------------------------


Class B

3. To approve an Amended and Restated Rule 12b-1Plan:

        Affirmative                   Against                    Abstain
--------------------------------------------------------------------------------
         19,671,159                   228,455                    528,131
--------------------------------------------------------------------------------


Class C

3. To approve an Amended and Restated Rule 12b-1 Plan:

        Affirmative                   Against                    Abstain
--------------------------------------------------------------------------------
         8,109,583                    83,545                     233,019
--------------------------------------------------------------------------------

Officers and Trustees
--------------------------------------------------------------------------------

TRUSTEES                                     OFFICERS

John W. Ballantine                           Kelly D. Babson
   Trustee                                      Vice President

Lewis A. Burnham                             Philip J. Collora
   Trustee                                      Vice President and
                                                Assistant Secretary
Mark S. Casady
   Trustee and President                     Kathryn L. Quirk
                                                Vice President
Linda C. Coughlin
   Chairperson, Trustee and                  Kenneth Weber
   Vice President                               Vice President

Donald L. Dunaway                            Linda J. Wondrack
   Trustee                                      Vice President

James R. Edgar                               John R. Hebble
   Trustee                                      Treasurer

William F. Glavin, Jr.                       Brenda Lyons
   Trustee                                      Assistant Treasurer

Robert B. Hoffman                            Thomas Lally
   Trustee                                      Assistant Treasurer

Shirley D. Peterson                          John Millette
   Trustee                                      Secretary

Fred B. Renwick                              Caroline Pearson
   Trustee                                      Assistant Secretary

William P. Sommers
   Trustee

John G. Weithers
   Trustee

Investment Products and Services
----------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------
 Scudder Funds
----------------------------------------------------------------------------------------

Core                                         Global/International

   Scudder Blue Chip Fund                       Scudder Emerging Markets Growth Fund
   Scudder Focus Value+Growth Fund              Scudder Emerging Markets Income Fund
   Scudder Growth and Income Fund               Scudder Global Fund
   Scudder Research Fund                        Scudder Global Bond Fund
   Scudder S&P 500 Stock Fund                   Scudder Global Discovery Fund
   Scudder Select 500 Fund                      Scudder Greater Europe Growth Fund
   Scudder Small Company Stock Fund             Scudder International Fund
   Scudder Target 2011 Fund                     Scudder International Research Fund
   Scudder Total Return Fund                    Scudder Latin America Fund
                                                Scudder New Europe Fund
Growth                                          Scudder Pacific Opportunities Fund
                                                The Japan Fund, Inc.
   Scudder 21st Century Growth Fund
   Scudder Aggressive Growth Fund            Income
   Scudder Capital Growth Fund
   Scudder Focus Growth Fund                    Scudder Cash Reserves Fund
   Scudder Growth Fund                          Scudder Floating Rate Fund
   Scudder Large Company Growth Fund            Scudder High-Yield Fund
   Scudder Select 1000 Growth Fund              Scudder High-Yield Opportunity Fund
   Scudder Small Capitalization Equity Fund     Scudder Income Fund
                                                Scudder Short-Term Bond Fund
Value                                           Scudder Strategic Income Fund
                                                Scudder U.S. Government Securities Fund
   Scudder Contrarian Fund
   Scudder Dividend & Growth Fund            Tax-Free Income
   Scudder-Dreman High Return Equity Fund
   Scudder Large Company Value Fund             Scudder California Tax-Free Income Fund
   Scudder Small Cap Value Fund                 Scudder Florida Tax-Free Income Fund
                                                Scudder High-Yield Tax-Free Fund
Sector                                          Scudder Managed Municipal Bonds
                                                Scudder Massachusetts Tax-Free Fund
   Scudder-Dreman Financial Services Fund       Scudder Medium-Term Tax-Free Fund
   Scudder Gold Fund                            Scudder New York Tax-Free Income Fund
   Scudder Health Care Fund
   Scudder Technology Fund
   Scudder Technology Innovation Fund

Asset Allocation

   Scudder Pathway Conservative Portfolio
   Scudder Pathway Moderate Portfolio
   Scudder Pathway Growth Portfolio

----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
 Retirement Programs and Education Accounts
----------------------------------------------------------------------------------------

Retirement Programs                              Education Accounts

   Traditional IRA                                  Education IRA
   Roth IRA                                         UGMA/UTMA
   SEP-IRA                                          IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities

----------------------------------------------------------------------------------------
 Closed-End Funds
----------------------------------------------------------------------------------------

   The Argentina Fund, Inc.                     Scudder High Income Trust
   The Brazil Fund, Inc.                        Scudder Intermediate Government Trust
   The Korea Fund, Inc.                         Scudder Multi-Market Income Trust
   Montgomery Street Income Securities, Inc.    Scudder Strategic Income Trust
   Scudder Global High Income Fund, Inc.        Scudder Strategic Municipal Income Trust
   Scudder New Asia Fund, Inc.                  Scudder Municipal Income Trust

----------------------------------------------------------------------------------------

Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources
--------------------------------------------------------------------------------


      Legal Counsel   Vedder, Price, Kaufman & Kammholz

                      222 North LaSalle Street
                      Chicago, IL 60601
--------------------------------------------------------------------------------

        Shareholder   Scudder Investments Service Company
      Service Agent
                      P.O. Box 219151
                      Kansas City, MO 64121
--------------------------------------------------------------------------------

      Custodian and   State Street Bank and Trust Company
     Transfer Agent
                      225 Franklin Street
                      Boston, MA 02110
--------------------------------------------------------------------------------

        Independent   Ernst & Young LLP
           Auditors
                      200 Clarendon Street
                      Boston, MA 02116
--------------------------------------------------------------------------------

          Principal   Scudder Distributors, Inc.
        Underwriter
                      222 South Riverside Plaza
                      Chicago, IL 60606
                      www.scudder.com
                      (800) 621-1048
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

SCUDDER
INVESTMENTS



222 South Riverside Plaza
Chicago, IL 60606-5808




A member of [LOGO] Zurich Scudder Investments